Merrill Merchants Bancshares, Inc.
                              Amended and Restated
                             1993 STOCK OPTION PLAN


1.   Purpose of Plan. The purposes of the 1993 Stock Option Plan are as follows:

     A. To further the interests of MERRILL MERCHANTS BANCSHARES, INC. (MMBI) and its shareholders by enabling employees and members of the Board of Directors of Merrill Merchants Bancshares, Inc. and Merrill Merchants Bank (MMB) to acquire shares of MMBI common Stock under the terms and conditions and in the manner contemplated by this Plan thereby increasing their personal involvement in Merrill Merchants Bancshares, Inc. and Merrill Merchants Bank; and

     B. To enable MMBI & MMB to obtain and retain the services of employees by providing such employees with an opportunity to become owners of MMBI Common Stock under the terms and conditions and in the manner contemplated by this Plan; and

     C. To enable MMBI and MMB to attract and retain the services of qualified individuals to serve on its Board of Directors by providing such individuals with an opportunity to become owners of MMBI common Stock under the terms and conditions and in the manner contemplated by the Plan.

2.   Administration of Plan.

     A. The Plan shall be administered by the Merrill Merchants Bancshares, Inc. Compensation Committee (the "Compensation Committee") of the Board of Directors of Merrill Merchants Bancshares, Inc. as the same may be constituted from time to time in accordance with the bylaws of Merrill Merchants Bancshares, Inc.

     B. Subject to the express terms and conditions of the Plan, the Compensation Committee shall have full power to construe the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for its administration. Such power shall include but not be limited to authorizations to establish appropriate standards for determining whether to grant any options in any particular year or years.

     C. The Compensation Committee may from time to time determine to which persons eligible for selection as participants in the Plan, if any, options shall be granted under the Plan, the number of shares which may be issued upon exercise of any such option, and whether such options are to be designated and treated as ISOs in accordance with Section 3 hereof.

3. ISOs and Non-ISOs. It is intended that this Plan meet all of the qualifications requirements imposed by Section 422 of the Internal Revenue Code of 1986 ("Code") with respect to incentive stock options ("ISOs") so that options granted under the Plan to key employees of Merrill Merchants Bancshares, Inc. and Merrill Merchants Bank and designated as ISOs at the time of grant will qualify and be treated as ISOs under the Code. The preceding sentence notwithstanding, it is also recognized and intended that options granted under the Plan to directors of Merrill Merchants Bancshares, Inc. and Merrill Merchants Bank who are not also employees will not qualify or be treated as ISOs under the Code, and it is further intended that options which are not designated and to be treated as ISOs may from time to time be granted to employees of Merrill Merchants Bancshares, Inc. and Merrill Merchants Bank. The Compensation Committee shall expressly designate an option as either an ISO or a non-ISO at the time of the grant thereof, but in the event of a failure to make a designation with respect to any option or in the event any option is otherwise disqualified from treatment as an ISO under the terms of this Plan or Section 422 of the Code, such options shall be, and be treated as, Non-Statutory Stock Options.

4. Eligible Participants. All employees of Merrill Merchants Bancshares, Inc. and Merrill Merchants Bank, shall be eligible for participation under the Plan. Non-employee directors will receive a non-discretionary option common stock upon the adoption of the plan or their addition to the board. Awards will be based on the current value of the stock upon reward.

5. Shares Subject to Plan. The stock to be offered under the Plan shall not exceed 645,900 shares of the issued and outstanding common stock on a fully converted basis of MMBI, $1 par value per share, as of the effective date of MMBI's Registration Statement on Form SB-2 filed with the Securities Exchange Commission under the Securities Act of 1993, with respect to an initial public offering of its common stock. Shares issued to participants upon the exercise of options granted under the Plan may be authorized but heretofore unissued shares.

6. Purchase Price. The purchase price of the stock covered by each option shall be an amount as determined by the Compensation Committee at the time of grant, and in the case of any option designated as an ISO, shall be its fair market value which must be equal to at least 100% of the book value of the Common stock of Merrill Merchants Bancshares, Inc. on the date such option is granted. In the case of an employee or director who owns 10% or more of Merrill Merchants Bancshares, Inc. stock, the exercise price for an ISO or non-ISO must be equal to 110% of the fair market value of the stock. The purchase price of any shares purchased will be paid in full at the time of each such purchase by certified or cashier's check payable to the order of Merrill Merchants Bancshares, Inc.

7. Vesting and Exercise of Options. Options shall be granted subject to such vesting requirements, if any, as are deemed appropriate or desirable by the Compensation Committee. All vested options shall be exercisable in such installments during the period prior to their expiration dates as the Compensation Committee shall determine, or may, if so determined by the Compensation Committee, be exercisable either in whole or in part at any time prior to their expiration dates. The option holder shall have the right cumulatively to purchase any shares not so purchased and such right shall continue until the option period ends. The foregoing notwithstanding, the aggregate fair market value (determined at the time of grant of the option) of stock for which an ISO is exercisable by its holder in any calendar year shall not exceed $100,000.

8. Terms and Conditions of Options. The terms and conditions of each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by Merrill Merchants Bancshares, Inc. and the participant and no option shall be effective for any purpose unless and until the Stock Option Agreement evidencing same has been executed by all parties thereto. Each such Stock Option Agreement shall contain the following provisions:

     A. The number of shares which may be issued upon exercise of the option, the purchase price or prices per share and the means of payment for the shares.

     B. The term of the option and the date on which the option and all rights thereunder shall expire, as determined by the Compensation Committee. Such expiration date shall not be later than ten (10) years after the date such option is granted, and the option shall be subject to earlier termination upon the death, permanent disability or termination of employment of the option holder, unless exercised within the periods as provided in Sections 10 and 11 hereof.

     C. Such terms and conditions of exercise as may be determined by the Compensation Committee.

     D. Such restrictions on transfer of the options, and such restrictions on transfer of shares purchased by exercise of the option and forfeiture provisions, as may be determined by the Compensation Committee, provided that each option will be exercisable only by the optionee during his or her lifetime and will not be transferable other than by will or by the laws of descent and distribution.

     E. A statement clearly identifying the status of the option as either an ISO or a non-ISO.

     F. Such other terms and conditions not inconsistent with the Plan as may be determined by the Compensation Committee, including provisions required by Section 12 hereof or otherwise relating to or required for compliance with all applicable federal and state securities laws.

9. Continuance of Employment. Each person to whom an ISO is granted under the Plan may be required to agree in writing, as a condition to the granting of the option, to remain in the employ of Merrill Merchants Bancshares, Inc. or Merrill Merchants Bank following the date of grant of the option for such period, not less than one (1) year, as may be fixed by the Compensation Committee. Nothing contained in the Plan or in any option granted under the plan shall confer upon any option holder any right with respect to the continuation of employment by Merrill Merchants Bancshares, Inc. or Merrill Merchants Bank or interfere in any way with the right of Merrill Merchants Bancshares, Inc. or Merrill Merchants Bank (subject to the terms of any separate employment agreement to the contrary) at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of granting of an option.

10. Termination of Employment. If an option holder ceases to be employed by Merrill Merchants Bancshares, Inc. or Merrill Merchants Bank for any reason other than death or permanent and total disability of such holder, then to the extent the option could have been exercised on the date of termination, the option may be exercised at any time within three (3) months after the termination. To the extent that an option could have been exercised on the date of termination because of total and permanent disability of the option holder, such option may be exercised at any time within one (1) year of the date of such termination.

11. Death of Option Holder. If an option holder dies while employed or while serving on the Board of Directors of Merrill Merchants Bancshares, Inc. or Merrill Merchants Bank, or within three (3) months after ceasing to be an employee or Board member, the options shall expire one (1) year after the date of death unless by its terms it expires sooner. During such period after such death, the option may be exercised, to the extent it could have been exercised on the date of death, by the person or persons to whom the option holders' rights under the option shall pass by will or by the laws of descent and distribution.

12. Securities Act Considerations. It is the intention of Merrill Merchants Bancshares, Inc. that the offering and the sale of shares of Common Stock obtainable upon the exercise of options granted under this Plan will qualify for an exemption from the registration requirements of the Securities Act of 1933 ("Act"). In that regard and for that purpose, it is hereby provided as follows:

     A. The Compensation Committee is authorized and empowered to suspend the period of exercise of any option outstanding under the Plan or to terminate any such option altogether, in either case upon written notice to the holder of the option, if the Compensation Committee believes or has reason to believe that the existence of the option or the exercise thereof does or would violate any provisions of the Act or of the securities law of any state which are or may be applicable.

     B. Each Stock Option Agreement evidencing an option granted hereunder may require that the holder of the option, at the time and as a condition precedent to each exercise of any portion thereof, provide to Merrill Merchants Bancshares, Inc. a written statement confirming such holder's investment intent and other matters with respect to any shares to be purchased upon exercise of the option. All of the foregoing to be in such form as the Compensation Committee, upon advice of counsel, shall determine to be adequate and appropriate.

13. Issuance of Shares. No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of shareholders of Merrill Merchants Bancshares, Inc. in respect of any share of stock issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for Merrill Merchants Bancshares, Inc. any applicable requirements of the Securities Act of 1933, any applicable requirements of the "blue sky" laws of any State, and any other requirements of law, of any national securities exchange on which stock of the same class is then listed, or of any regulatory bodies having jurisdiction over such issuance and deliver, shall have been fully complied with. Each option holder may, by accepting an option, be required to represent and agree, for the option holder and transferees by will or the laws of descent and distribution, that if stock of the same class as that subject to the option holder or such transferees will advise Merrill Merchants Bancshares, Inc. of any contemplated sale of shares purchased upon exercise of the option prior to such sale, unless such contemplated sale is on such an exchange at the price prevailing at the time of the sale. If an option holder is so required to represent and agree, the notice of exercise of any portion of an option held by such option holder shall be accompanied by a signed representation and agreement in writing to the foregoing effect.

14. Amendment, Suspension or Termination the Plan. The Board of Directors upon the recommendation of the Compensation Committee may, at any time, amend, suspend or terminate the Plan. However, no such action by the Board of Directors may (i) increase the aggregate number of shares which may be issued upon exercise of options granted under the Plan, except for adjustments permitted under Section 15 of the Plan, or (ii) change the designation of the employees or directors eligible to receive options under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the participant, alter or impair any right or obligations under any outstanding stock option agreement.

15. Adjustments. Subject to any provisions in the Certificate of Incorporation of Merrill Merchants Bancshares to the contrary, if the outstanding shares of Merrill Merchants Bancshares, Inc. Common Stock are increased, decreased or exchanged for a different number or kind of shares or securities of Merrill Merchants Bancshares, Inc. as a result of a stock dividend, stock split, reverse stock split, reclassification or other recapitalization, an appropriate and proportionate adjustment shall be made in the number and kind of shares for which options may be granted under this Plan and in the maximum number of shares for which options may be granted to any one person hereunder. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

     Adjustments under this Section or under Section 16 hereof shall be made by the Compensation Committee, whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be sold or issued under the Plan or pursuant to any such adjustment.

16. Sale of Holdings. Upon the dissolution or liquidation of Merrill Merchants Bancshares, Inc., or upon a reorganization, merger or consolidation of Merrill Merchants Bancshares, Inc. with one or more corporations as a result of which Merrill Merchants Bancshares, Inc. is not the surviving corporation, or upon the sale of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of Merrill Merchants Bancshares, Inc. to another corporation, the Plan shall terminate, and any option theretofore granted hereunder shall terminate unless provision be made in writing in connection with such transaction for the continuance of the Plan and for the assumption of options theretofore granted, or the substitution for such options of new options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If any outstanding option is terminated in accordance with the preceding sentence as a result of a reorganization, merger or consolidation of Merrill Merchants Bancshares, Inc. or the sale of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of Merrill Merchants Bancshares, Inc., Merrill Merchants Bancshares, Inc. shall, subject to any restrictions contained in its Certificate of Incorporation or in any financing agreement, indenture or other agreement to which Merrill Merchants Bancshares, Inc. is now or may then be a party or by which Merrill Merchants Bancshares, Inc. is or may be bound, pay to the holder of each outstanding option which is thus terminated an amount equal to (i) the number of shares as to which such terminated option had not yet become exercisable on the date of termination, times (ii) the difference between the exercise price per share under such option and fair market value of each share of Merrill Merchants Bancshares, Inc. Common Stock on the date of termination.

17.  Effective Date and Termination of Plan.

     A. This Plan shall become effective upon (1) its approval by the holders of a majority of the outstanding shares of Merrill Merchants Bancshares, Inc. Common Stock, and by the holders of the requisite percentage of the outstanding shares of any other class or series of stock of Merrill Merchants Bancshares, Inc. which is entitled to vote as a class heron, and (2) the taking of any further action which the approving shareholders may require as a condition to the effectiveness hereof.

     B. Unless sooner terminated by the Board of Directors or in accordance with Section 16 hereof, the Plan shall terminate on the day immediately preceding the tenth anniversary of the earlier of (i) the date of adoption of the Plan, and (ii) the date on which the Plan is approved by the shareholders of Merrill Merchants Bancshares, Inc. Said Plan was approved at the annual meeting of Merrill Merchants Bancshares, Inc. on May 27, 1993, therefore said Plan will terminate on May 26, 2003, meaning that no option may be granted under this Plan after May 26, 2003. Paragraph 5 of said Plan was amended by the shareholders on April 25, 1995, on April 24, 1997, and on the effective date of MMBI's Registration Statement on Form SB-2 filed with the Securities Exchange Commission under the Securities Act of 1993, with respect to an initial public offering of its common stock.